APTA HOLDINGS, INC.
                      215 West Main Street
                 Maple Shade, New Jersey   08052
                         (856) 667-0600
                     ______________________

                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 10:00 AM,
                         ON JUNE 9, 2000


To the Stockholders of Apta Holdings, Inc.:

The 2000 Annual Meeting of the Stockholders of Apta Holdings, Inc. (the "Company"), a Delaware corporation, will be held at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, on June 9, 2000, at 10:00 A.M. At the meeting, stockholders will act on the following matters:

     (1) Election of two (2) Directors to hold office for the ensuing year and until their successors have been duly elected and qualified;

     (2) Ratification of the appointment of Haefele, Flanagan & Co., p.c. as Independent accountants for fiscal 2000; and

     (3)  Any other matters that properly come before the meeting.

Stockholders of record at the close of business on April 28, 2000 are entitled to vote at the meeting or any postponement or adjournment.

Stockholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and return promptly the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. A proxy may be revoked at any time prior to its exercise (a) by notifying the Secretary of the Company in writing, (b) by delivering a duly executed proxy bearing a later date, or (c) by attending the annual meeting and voting in person.


                              By Order of the Board of Directors:


                              Stephen M. Robinson, Corporate Secretary
May 8, 2000
Maple Shade, New Jersey

                       APTA HOLDINGS, INC.
                      215 West Main Street
                 Maple Shade, New Jersey   08052
                         (856) 667-0600

                 ______________________________
                         PROXY STATEMENT
                 ______________________________

This Proxy Statement contains information related to the annual meeting of stockholders of Apta Holdings, Inc. (the ACompany@), to be held on Friday June 9, 2000 at 10:00 A.M., local time, at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, and at any adjournment or adjournments thereof.

                       ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 28, 2000 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 1,518,000 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     (1)  for election of the nominated slate of directors (see page
          4); and
(2)  for ratification of the appointment of Haefele, Flanagan &
Co., p.c. as the Company's independent auditors (see page 6).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                        STOCK OWNERSHIP

Who are the largest owners of the company's stock?

Stephen M. Robinson, Vice President, Secretary and a director of the Company, owns or controls 28.12% of the outstanding shares of common stock of the Company; and Harry J. Santoro, President, Treasurer and a director of the Company, owns or controls 18.98% of the outstanding shares of common stock of the Company. See the table below.

How much stock do the company's directors and executive officers own?

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of April 28, 2000, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:



                    Shares of       Percentage of
                      Common         Outstanding
Name and Address      Stock         Common Stock
of                  Beneficially    Beneficially
Beneficial Owner      Owned           Owned(1)

Stephen M.
Robinson
172 Tuckerton        426,893        28.12%
Road
Medford, NJ
08055

Harry J. Santoro
215 West Main
Street               288,164        18.98%
Maple Shade, NJ
08052

All Directors and
Officers as a
group                715,057        47.11%
(2 persons)


__________________

(1) Based upon 1,518,000 shares outstanding as of April 28, 2000.

                             ITEM 1

                     ELECTION OF DIRECTORS

Two (2) directors will be elected to hold office subject to the provisions of the Company=s by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a plurality of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

Name                          Age  Title                     Director Since
Harry J. Santoro, CPA         47   President, Treasurer      1999
                                   and Director
Stephen M. Robinson, Esq.     57   Vice President, Secretary 1999
                                   and Director

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AFOR@ THE NOMINEES
LISTED HEREIN.

Business Experience of the Directors

Harry J. Santoro.   Mr. Santoro is 47 years old and holds a
Bachelor of Science Degree in Accounting from Drexel University, Philadelphia, PA, where he graduated Summa Cum Laude. He began work in 1975 with Haefele, Van Sciver & Co., a local certified Public Accounting firm. Three years later he became a Certified Public Accountant and was made a partner in the firm. The firm's name was changed to Haefele, Van Sciver, Santoro & Co. While at the firm he provided tax and financial planning services to individuals and businesses in a wide range of industries, including real estate development. He left the firm in 1982 to form a consulting company and to invest in real estate. He is currently engaged in real estate development and apartment management as principal and President of H. James Santoro, Inc. as well as the Company. He also offers consulting services related to mergers and acquisitions.

Stephen M. Robinson. Mr. Robinson, who is 57 years old, is admitted to practice law in the State of New Jersey, and maintains a full time legal practice concentrating on corporations, securities and associated general practice matters. He received a B.A. from Rutgers University in 1964 and a J.D. from Rutgers Law School in 1967. From 1970 to 1973, Mr. Robinson was an assistant county prosecutor for Camden County, New Jersey, and from 1973 to 1978, he was an attorney with the United States Securities and Exchange Commission. He returned to private practice in 1978, and has been continuously involved in the legal aspects of public and private offerings of securities, other '33 Act filings,'34 Act filings for public companies and securities-oriented litigation. During the period from 1986 through 1992, Mr. Robinson was a shareholder of the law firm of Robinson & Sacharow, P.C., located in Maple Shade,
New Jersey.   Mr. Robinson left such firm in 1992, and opened an
office at 172 Tuckerton Road, Medford, New Jersey where he continues his securities practice.

General Information

Board of Directors. The Board of Directors held three meetings during 1999. Overall and individual attendance at the Board and committee meeting was 100 percent. Following the Annual Meeting, the

Board will consist of two directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board.

How are directors compensated?

     Directors Compensation. All members of the Board are current employees of the Company, and do not receive any additional compensation for serving on the Board.

                     EXECUTIVE COMPENSATION

The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of December 31, 1999 for services rendered to the Company during each of the last three fiscal years.

                        SUMMARY COMPENSATION TABLE

             Annual Compensation              Long term compensation
             -----------------------         --------------------------
Name and     Year    Salary    Bonus    Other      Awards                           All
Principal              ($)      ($)     Annual    Restrict-    Options/   LTIP      Other
Position                                Compen-   ed Stock     SARs(#)    Pay-      Compensa-
                                        sation      ($)         ($)       outs($)   tion ($)
----------   ----    -------   -----   --------   ---------   ---------   ------    --------
Harry J.     1999          0       0   58,300(1)        0            0        0           0
Santoro,     1998          0       0   39,874(1)        0            0        0           0
President,   1997     25,000       0   37,197(1)        0            0        0           0
Treasurer
Board

Stephen M.   1999          0       0        0           0            0        0           0
Robinson,    1998          0       0   25,660(2)        0            0        0           0
Vice Pres.,  1997     50,000       0   15,488(2)        0            0        0           0
Secretary

________________
(1) Includes fees payable to H. James Santoro, Inc. as property manager of the Spring Village Apartments and for administrative services rendered.

(2) Includes fees payable to Stephen M. Robinson, P.A. as corporate counsel.

Employment and Consulting Agreements

There are no employment agreements with the officers of the Company.

Option Grants for Fiscal 1999

No options were granted during the year ending December 31, 1999.

The Company presently has no standing plans or formal arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

                             ITEM 2

     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Haefele, Flanagan & Co., p.c. as the Company's independent accountants for the fiscal year ending December 31, 2000. Services provided to the Company by Haefele, Flanagan & Co., p.c. in fiscal year 1999 included the examination of the Company=s consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

Representatives of Haefele, Flanagan & Co., p.c. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors Recommends a Vote AFor@ Ratification of
The Appointment of Haefele, Flanagan & Co., p.c., as The
Company=s Independent Accountants For Fiscal Year 2000


                          OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                     ADDITIONAL INFORMATION

     Stockholder Proposals for the 2000 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than December 1, 2000.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                   By order of the Board of Directors:



                                   Stephen M. Robinson
                                   Corporate Secretary

                   Please date, sign and mail your
                 proxy card back as soon as possible.


                   Annual Meeting of Stockholders
                         APTA HOLDINGS, INC.

                             June 9, 2000

           Please Detach and Mail in the Envelope Provided
____________________________________________________________________________

PROXY                     APTA HOLDINGS, INC.                     PROXY
           215 West Main Street, Maple Shade, New Jersey, 08052
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) HARRY J. SANTORO and STEPHEN M. ROBINSON, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Apta Holdings, Inc. that the undersigned would be entitled to cast if personally present at the annual Meeting of the stockholders to be held on June 9, 2000, or at any adjournment thereof.

                       (Continued on reverse side)
____________________________________________________________________________

A [X] Please mark your                                          [__
      vote as in this
      example


               FOR all nominees
               (except as marked to  WITHHOLD authority
               the contrary)         to vote for all nominees

1. ELECTION OF      [   ]                 [   ]
   TWO DIRECTORS
   (TO SERVE UNTIL
   2001):

   WITHHOLD AUTHORITY TO VATE FOR THE INDIVIDUAL NOM-
   INEE(S) IDENTIFIED IN THE SPACE PROVIDED BELOW

   ________________________________________________

Nominees:  (1)  Harry J. Santoro
           (2)  Stephen M. Robinson
                                            FOR     AGAINST       ABSTAIN
2.  Ratify the appointment of Haefele,     [   ]     [    ]        [    ]
    Flanagan & Co., p.c. as the
    Company's independent public
    accountants for the 2000 fiscal year

    In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
    USING THE ENCLOSED ENVELOPE


Signature(s)

_______________________________  _______________________  Dated:___________
                                 Signature if
                                 jointly held

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, admdinistrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.

____________________________________________________________________________